S05-

                                Suburban Ostomy

INCORPORATED UNDER THE LAWS OF THE
  COMMONWEALTH OF MASSACHUSETTS

                       SUBURBAN OSTOMY SUPPLY CO., INC.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE                              CUSIP 864471 10 7
 IN BOSTON, MA OR NEW YORK, NY

THIS CERTIFIES THAT




IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES, NO PAR VALUE, OF THE COMMON STOCK OF

SUBURBAN OSTOMY SUPPLY CO., INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Organization and By-Laws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent and Registrar) to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

                              [SEAL APPEARS HERE]

[SIGNATURE APPEARS HERE]                                [SIGNATURE APPEARS HERE]
       TREASURER                                                PRESIDENT

                       SUBURBAN OSTOMY SUPPLY CO., INC.

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription in the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                        UNF GIFT MIN ACT -             Custodian
   TEN ENT - as tenants by the entireties                                   -----------           -----------
   JT TEN  - as joint tenants with right of                                   (Cust)                 (Minor)
             survivorship and not as tenants                                under Uniform Gifts to Minors
             in common                                                      Act
                                                                                -----------------------------
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, ________________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          CERTIFYING NUMBER OF ASSIGNEE

 -------------------------------------------------

 -------------------------------------------------

--------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                 OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ----------------------------------


                                                 -------------------------------
                                        NOTICE:  THE SIGNATURE TO THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAME AS WRITTEN UPON THE
                                                 FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR, WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.



                       SIGNATURE(S) GUARANTEED:
                                                 -------------------------------
                                                 THE SIGNATURE(S) SHOULD BE
                                                 GUARANTEED BY AN ELIGIBLE
                                                 GUARANTOR INSTITUTION (BANKS,
                                                 STOCKHOLDERS, SAVINGS AND LOAN
                                                 ASSOCIATIONS AND CREDIT UNIONS
                                                 WITH MEMBERSHIP IN AN APPROVED
                                                 SIGNATURE GUARANTEE MEDALLION
                                                 PROGRAMS, PURSUANT TO S.E.C.
                                                 RULE 1746-16.